UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2022, Darren M. Rebelez and Casey’s General Store Inc. (the “Company”) entered into the Amended and Restated Employment Agreement, dated July 25, 2022 (the “A&R Employment Agreement”), which amends and restates his Employment Agreement, dated May 31, 2019 and effective June 24, 2019 (the “Prior Agreement”) to extend his employment as the Company’s President and Chief Executive Officer through June 24, 2025, unless sooner terminated pursuant to the terms set forth therein.

Under the A&R Employment Agreement, Mr. Rebelez is entitled to (i) base salary at an annual rate of $1,150,000, (ii) a target annual bonus incentive opportunity equal to 150% of his annual base salary and (iii) an annual long-term incentive award opportunity with a target grant date value equal to $6,125,000.

The A&R Employment Agreement amends the Prior Agreement to provide that upon a termination of his employment by the Company without “Cause” or due to his resignation with “Good Reason” (each, as defined in the A&R Employment Agreement), Mr. Rebelez will become entitled to (i) the severance benefits provided for under the Prior Agreement, (ii) a prorated portion of his target annual bonus for the fiscal year of such termination and (iii) accelerated vesting of a pro-rata portion of time-based restricted stock units granted pursuant to his annual long-term incentive award.

Except as described above, the A&R Employment Agreement terms are substantially similar to the Prior Agreement.

The foregoing description of the A&R Employment Agreement is qualified in its entirety by reference to the full text of the A&R Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated July 25, 2022, between the Company and Darren M. Rebelez

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: July 29, 2022	By:	/s/ Stephen P. Bramlage, Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer